Exhibit 21
LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF February 21, 2006

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)

CHS/Community Health Systems, Inc. (DE)

Community Health Systems Professional Services Corporation (DE)

Community Insurance Group, LTD. (Cayman Islands)

Community Health Systems Foundation (TN non-profit)

HealthTrust Purchasing Group, L.P. (DE) [25]

Pennsylvania Hospital Company, LLC (DE)

Pottstown Hospital Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)
d/b/a Pottstown Memorial Medical Center; Pottstown Memorial Medical Center
Transitional Care Unit; Pottstown Memorial Medical Center Renal Care Unit; Pottstown
Memorial Medical Center Home Care; Coventry Medical Group; Tri-County Laboratory;
Pottstown Pathology Associates, Pottstown Psychiatric Associates, Pottstown Emergency
Medicine Associates; Schuylkill Valley Health System; Pottstown Obstetrical Associates;
Pottstown Oncology Associates
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA non-profit)
Pennsylvania Medical Professionals, P.C. (PA – Pottstown physician-owned captive PC)
d/b/a Pottstown Pathology Associates; Pottstown Psychiatric Associates; Pottstown
Emergency Medicine Associates; Brandywine Hospitalist Group; Medical Specialists
of Northampton; Pottstown Hospitalist Associates; Jennersville Hospitalist
Associates; Chestnut Hill Family Care Associates; Chestnut Hill Gynecology
Oncology Associates; Chestnut Hill Maternal Fetal Medicine Associates; Chestnut
Hill Community Medical Associates; Chestnut Hill OB/GYN Associates;
Hematology/Oncology Associates of Phoenixville; Chestnut Hill Hospital Care
Associates; Sunbury Anesthesia Group
Pottstown Clinic Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)
Pottstown Imaging Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)
d/b/a Pottstown Imaging Center
Phoenixville Hospital Company, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)
d/b/a Phoenixville Hospital; Phoenixville Hospital Therapy & Fitness; Limerick Medical
Center; Cardiothoracic Surgical Specialists
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA non-profit)

CHHS Holdings, LLC (DE) – 99% (Hallmark Healthcare Corporation – 1%)
Chestnut Hill Health System, LLC (DE)[18]
CHHS Hospital Company, LLC (DE)
d/b/a Chestnut Hill Hospital; Chestnut Hill
Family Practice
CHHS Development Company, LLC (DE)
CHHS Rehab Company, LLC (DE)
d/b/a Chestnut Hill Rehabilitation Hospital
CHHS ALF Company, LLC (DE)
d/b/a Springfield Residence; Evergreen Adult Day Program
Virginia Hospital Company, LLC (VA)

Petersburg Hospital Company, LLC (VA) – 99% (CHIC – 1%)
d/b/a Southside Regional Medical Center; Southside Regional Medical Center – Renal
Services; Southside Regional Medical Center Home Health; Southside Rehabilitation
Services (Petersburg location); Southside Rehabilitation Services (Colonial Heights
location); Southside Behavioral Health Services; Southside Industrial Medicine; Southside
Regional Medical Center School of Nursing; Southside Regional Medical Center School of
Radiation Sciences; Southside Regional Medical Center Professional Schools
Colonial Heights Imaging, LLC (VA) [20]
Petersburg Clinic Company, LLC (VA) – 99% (CHIC – 1%)
d/b/a Southside Hospitalist Group; Southside Thoracic Surgery; Southside GI
Specialists; Health Care Plus
Community Health Investment Corporation (DE)

Marion Hospital Corporation (IL)
d/b/a: Heartland Regional Medical Center; Heartland Regional Medical Center Home
Health Agency

Heartland Regional Health System, LLC (IL)

Heartland Malpractice Assistance Fund, Inc. (IL non-profit)

Webb Hospital Corporation (DE)

Webb Hospital Holdings, LLC (DE)

Laredo Texas Hospital Company, L.P. (TX) – 99% LP (Webb Hospital
Corporation – 1% GP)
d/b/a: Laredo Medical Center; Laredo
Medical Center Home Health; Laredo Medical Center Hospice; Laredo Home
Medical Equipment; Laredo Home Infusion; LMC Ambulatory Care Center – North; LMC Outpatient Diagnostic
Center; LMC Lamar Bruni Vergara Rehabilitation Center; LMC Child Care
Center; LMC Outpatient Diagnostic Center – South; Zapata Minor Care Center;
Zapata EMS; Zapata Medical Center

Laredo Texas Home Care Services Company, L.P. (TX) – 99% LP (Webb
Hospital Corporation – 1% GP)

CHS Holdings Corp. (NY)

Professional Account Services Inc. (TN)
d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)
Physician Practice Support, Inc. (TN)
Hartselle Physicians, Inc. (AL)
d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL)
d/b/a: Edge Regional Medical Center; Troy Regional Medical Center
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL)
d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL)
Foley Hospital Corporation (AL)
d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional
Medical Center Home Health Agency
Foley Clinic Corp. (AL)
d/b/a: Orange Beach Family Practice

Greenville Clinic Corp. (AL)
Phillips Hospital Corporation (AR)
d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home
Health Agency and Marvell Medical Clinic
Phillips Clinic Corp. (AR)
d/b/a Helena Medical Clinic
Harris Medical Clinics, Inc. (AR)
d/b/a: Harris Internal Medicine Clinic; Harris Pediatric Clinic
Forrest City Hospital Corporation (AR)
Forrest City Arkansas Hospital Company, LLC (AR)
d/b/a: Forrest City Medical Center
Ambulance Services of Forrest City, LLC (AR)
Bullhead City Hospital Investment Corporation (DE) [19]
Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona
Regional Medical Center Home Health Agency; Western Arizona
Regional Medical Center Hospice; W.A.R.M.C. Imaging Center
Bullhead City Clinic Corp. (AZ)
Bullhead City Imaging Corporation (AZ)
Silver Creek MRI, LLC (AZ)[1]
Mohave Imaging Center, LLC (AZ)[15]
Western Arizona Regional Home Health and Hospice, Inc. (AZ)
d/b/a: Mohave Home Health; Mohave Hospice
Payson Hospital Corporation (AZ)
d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency;
Payson Regional Medical Center Outpatient Treatment Center
Payson Healthcare Management, Inc. (AZ)
d/b/a: Payson Regional Bone & Joint
Hospital of Barstow, Inc. (DE)
d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)

Watsonville Hospital Corporation (DE)
d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey
Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE)
d/b/a: Fallbrook Hospital; Fallbrook Hospital Home Health; Fallbrook Hospital
Skilled Nursing Facility; Fallbrook Hospital Hospice
North Okaloosa Medical Corp. (FL) [2]
North Okaloosa Surgery Venture Corp. (FL)

Crestview Surgery Center, L.P.(TN)[3]

d/b/a Crestview Surgery Center (in Florida)
Crestview Hospital Corporation (FL)
d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center
Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa
County; Baker Clinic; Baker Medical Clinic; Gateway Medical Clinic –
Baker; Bluewater Bay Medical Center; North Okaloosa Medical Center –
Transitional Care Unit
Crestview Professional Condominiums Association, Inc. (FL non-profit)[21]
Gateway Medical Services, Inc. (FL)
North Okaloosa Clinic Corp. (FL)
d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation
North Okaloosa Home Health Corp. (FL)
d/b/a: Okaloosa Regional Home Health Services
Lake Wales Hospital Corporation (FL)
d/b/a: Lake Wales Medical Centers; Lake Wales Medical Centers Extended Care Facility
Lake Wales Clinic Corp. (FL)
d/b/a: Surgical Consultants of Central Florida; Cypresswood Family Clinic;
Specialty Orthopedics of Central Florida; Polk Cardiology Associates
Lake Wales Hospital Investment Corporation (FL)
Fannin Regional Hospital, Inc. (GA)
d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B; Medical Specialties of Ellijay
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA)
d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic–Blue Ridge;
Hidden Valley Medical Clinic – Ellijay; Tri-County Women’s Health; Blue
Ridge Primary Care
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC (IL)
d/b/a: Gateway Regional Medical Center; Gateway Regional Medical
Center Hospice; Gateway Regional Medical Center Occupational Health;
Gateway Regional Medical Center Outpatient Pharmacy; Gateway
Pharmacy; Gateway Regional Medical Center Home Health Agency;
Edwardsville Ambulatory Surgery Center, L.L.C. (IL)[4]
Gateway Malpractice Assistance Fund, Inc. (IL non-profit)
Granite City Orthopedic Physicians Company, LLC (IL)
d/b/a: Illinois SW Orthopedics
Granite City Clinic Corp. (IL)
d/b/a: Gateway Vascular and Surgical Associates; Gateway Urological Associates;
Women’s Wellcare of Southwestern Illinois; Gateway Internal Medicine; Family
Medicine Associates of Illinois; Gateway Surgical and Vein Care

Granite City Physicians Corp. (IL)
d/b/a Heartland Healthcare
Anna Hospital Corporation (IL)
Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL)
d/b/a: Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud
Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL)
d/b/a: Red Bud Surgical Specialists; Red Bud Regional Family Health; Red Bud
Regional Internal Medicine & Pediatrics; Red Bud Anesthesia Group; Red Bud
Internal Medicine and Geriatrics
Memorial Management, Inc. (IL)
d/b/a: Heartland Community Health Center; Heartland Cardiovascular Surgeons;
Internal Medicine of Southern Illinois; Heartland Cardiology Specialists; Delaney
Clinic; Heartland Urology
Southern Illinois Medical Care Associates, LLC (IL)
Galesburg Hospital Corporation (IL)
d/b/a: Galesburg Cottage Hospital; Galesburg Cottage Hospital Skilled Nursing
Unit; Galesburg Emergency Physicians Associates; Galesburg Nurse Anesthetists
Associates
In-Home Medical Equipment Supplies and Services, Inc. (IL)

Cottage Home Options, L.L.C. (IL) [12]

Cottage Rehabilitation and Sports Medicine, L.L.C. (IL) [13]

Western Illinois Kidney Center, L.L.C. (IL) [14]

Knox Clinic Corp. (IL)
d/b/a: Galesburg Internal Medicine; Pediatric Associates of Galesburg; Knoxville
Clinic; Galesburg Children’s Clinic; Galesburg Medical Arts Clinic; Galesburg
Family Practice Clinic
Waukegan Hospital Corporation (IL)
Waukegan Illinois Hospital Company, LLC (IL)

Hospital of Fulton, Inc. (KY)
d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center;
Hillview Medical Clinic; Parkway Regional Home Health Agency; Hickman-
Fulton County Medical Clinic
Parkway Regional Medical Clinic, Inc. (KY)
d/b/a: Women’s Wellness Center; Doctors Clinic of Family Medicine; South
Fulton Family Clinic Hospital of Louisa, Inc. (KY)
d/b/a: Three Rivers Medical Center; Three Rivers Home Care
Three Rivers Medical Clinics, Inc. (KY)
d/b/a: Big Sandy Family Care
Jackson Hospital Corporation (KY)
d/b/a: Middle Kentucky River Medical Center; Kentucky River Medical Center
Jackson Physician Corp. (KY)
d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical
Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women’s
Care Clinic; Jackson Urology
Community GP Corp. (DE)

Community LP Corp. (DE)

River West, L.P. (DE) – 99.5% LP (Community GP Corp. – .5% GP)
d/b/a: River West Medical Center; River West Home Care
Chesterfield/Marlboro, L.P. (DE) – 99.5% LP (Community GP Corp. – .5% GP)
d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE) – 99.5% LP (Community GP Corp. – .5% GP)
d/b/a: Cleveland Regional Medical Center; Cleveland Regional Medical
Center Home Health Agency
Timberland Medical Group (TX CNHO)
Northeast Medical Center, L.P. (DE) – 99.5% LP (Community GP Corp. – .5% GP)
River West Clinic Corp. (LA)
Olive Branch Hospital, Inc. (MS)
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS)
d/b/a: Community Choice Network (in Tennessee)
Washington Hospital Corporation (MS)
King’s Daughters Malpractice Assistance Fund, Inc. (MS non-profit)
Washington Clinic Corp. (MS)
Washington Physician Corp. (MS)
Kirksville Hospital Corporation (MO)
Kirksville Missouri Hospital Company, LLC (MO) [5]
d/b/a Northeast Regional Medical Center; Northeast Home Health
Services; Northeast Regional Health and Fitness Center; Northeast
Regional Health System; Family Health Center of Edina; A.T. Still
Rehabilitation Center
New Concepts Open MRI, LLC (MO) [6]
Kirksville Clinic Corp. (MO)
d/b/a: Northeast Regional Specialty Group
Moberly Hospital, Inc. (MO)
d/b/a: Moberly Regional Medical Center; Downtown Athletic Club
Moberly Medical Clinics, Inc. (MO)
d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical
Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)
Salem Hospital Corporation (NJ)
d/b/a: Memorial Hospital of Salem County; South Jersey Physical Therapy and
Back Rehabilitation Center; Beckett Diagnostic Center; Memorial Home Health;
Hospice of Salem County; The Memorial Hospital of Salem County; South
Jersey Physical Therapy of the Memorial Hospital of Salem County
The Surgery Center of Salem County, L.L.C. (NJ) [7]
Memorial Hospital of Salem Malpractice Assistance Fund, Inc.
(NJ non-profit)
Salem Medical Professionals, P.C. (NJ – Salem physician-owned captive PC)
Salem Clinic Corp. (NJ)
d/b/a: Children’s Healthcare Center; South Jersey Family Care Center; Salem
County Surgical Associates
Deming Hospital Corporation (NM)
d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health
Clinic; Mimbres Home Health and Hospice
Deming Clinic Corporation (NM)

Roswell Hospital Corporation (NM)
d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional
Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice
Residency Program; Eastern New Mexico Family Practice Residency Center;
Valley Health Clinic of Eastern New Mexico Medical Center
Roswell Clinic Corp. (NM)
d/b/a: Ruidoso Family Care Center
Roswell Community Hospital Investment Corporation (DE)
San Miguel Hospital Corporation (NM)
d/b/a: Alta Vista Regional Hospital
San Miguel Clinic Corp. (NM)
d/b/a: Alta Vista Surgical Specialists; Alta Vista Hospitalist Group; Alta Vista
Urological Specialists; Rio Vista OB/Gyn
Williamston Clinic Corp. (NC)
d/b/a: Northeastern Primary Care Group; University Family Medicine Center;
Roanoke Women’s Healthcare; Coastal Pulmonary Clinic of Williamston
Williamston Hospital Corporation (NC)
d/b/a: Martin General Hospital; Northern Primary Care Group; University
Family Medicine Center; Roanoke Women’s Healthcare; Martin General Health System
Plymouth Hospital Corporation (NC)
HEH Corporation (OH)
d/b/a: HEH Nashville Corporation; CH Aviation
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)
Kay County Clinic Company, LLC (OK)
CHS Berwick Hospital Corporation (PA)
d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital
Center Home Health Care; Berwick Retirement Village Nursing Home; Berwick
Home Health Hospice Care; Berwick Family Medicine and Obstetrics; Five
Mountain Family Practice; Berwick Hospital CRNA Group
Berwick Medical Professionals, P.C. (PA – Pottstown physician-owned captive PC)
d/b/a: Internal Medicine and Family Practice Associates; Neurology Specialties
Berwick Clinic Corp. (PA)
Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA)
d/b/a: Lock Haven Hospital – Extended Care Unit; Lock Haven Hospital

Lock Haven Medical Professionals, P.C. (PA – Pottstown physician-owned captive PC)
d/b/a: Haven Orthopedic and Sports Medicine; Community Medical Care Associates

Coatesville Hospital Corporation (PA)
d/b/a: Brandywine Hospital; Brandywine Health System, Brandywine School of
Nursing; Brandywine Hospitals; Women’s Health-New Garden; Brandywine
Hospital Home Health; Brandywine Hospital Hospice; Surgical Associates of
Chester County; Brandywine OB/Gyn Associates; Brandywine Valley
Orthopedics; Brandywine Hospital Cardiothoracic Surgery; Oaklands Family Medicine
BH Trans Corporation (PA)
d/b/a Medic 93; Sky Flightcare
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Arusha LLC (PA) [17]
d/b/a: The Surgery Center of Chester County
Diagnostic Imaging Management of Brandywine Valley, LLC (PA) [22]
Diagnostic Imaging of Brandywine Valley, LP (PA) [23]
Northampton Hospital Corporation (PA)
d/b/a: Easton Hospital; Easton Hospital Home Health Services; Outlook House;
Easton Area Family Medicine Associates; Bethlehem Area Pediatric Associates;
Nazareth Area Family Medicine Associates; Easton Area Obstetrics &
Gynecology Associates; George M. Joseph, MD & Associates; Easton Hospital
Hospice; Brighton Obstetrics & Gynecology; Cardiothoracic Surgeons of Easton;
The Imaging Center at Easton; Monroe County Women’s Health Center
Easton Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Northampton Physician Services Corp. (PA)

West Grove Hospital Corporation (PA)
d/b/a: Jennersville Regional Hospital; Jennersville Regional Home Health
Services; Jennersville Regional Hospital Hospice Program; HealthTech;
Jennersville Pediatrics; Jennersville Surgical Associates; Jennersville OB
Associates; Jennersville Orthopaedics & Sports Medicine; Home Health of
Brandywine; Hospice of Brandywine
Southern Chester County Medical Building I (32.957%)
Southern Chester County Medical Building II (41.1766%)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Pottstown Hospital Corporation (PA)
Sunbury Hospital Corporation (PA)
d/b/a: Sunbury Community Hospital; Sunbury Community Hospital Skilled
Nursing Facility; Sunbury Community Hospital Behavioral Health
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center; Rock Hill
Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services;
Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family
Medicine Center; Home Care of Lancaster
Carolina Surgery Center, LLC (SC)
Lancaster Imaging Center, LLC (SC) [10]
Lancaster Clinic Corp. (SC)
d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC)
d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family
Medicine; Chesterfield Family Medicine; Women’s Health Specialists; Palmetto Orthopedics Practice

Marlboro Clinic Corp. (SC)
d/b/a: Pee Dee Clinics and Cardiology Associates; Marlboro Pediatrics and
Allergy; Carolinas Surgical Associates; Women’s Healthcare Specialists;
Palmetto Orthopedics Practice
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN)
Sparta Hospital Corporation (TN)
d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN)
d/b/a: Doyle Medical Clinic; White County Medical Associates; White County
Women’s Healthcare; White County Pediatrics and Internal Medicine; American
Ear, Nose & Throat; Center for Digestive Healthcare; Center for Urologic Care;
Pulmonology Associates of White County
Lakeway Hospital Corporation (TN) [8]
Hospital of Morristown, Inc. (TN)
d/b/a: Lakeway Regional Hospital; Morristown Professional Building;
Lakeway Regional Women’s Imaging Center
Morristown Surgery Center, LLC (TN)
Morristown Clinic Corp. (TN)
East Tennessee Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN non-profit)
Jackson Hospital Corporation (TN)

Jackson, Tennessee Hospital Company, LLC (TN)
d/b/a: Regional Hospital of Jackson; Cardiovascular Surgery Center of West Tennessee

McKenzie Hospital Corporation (TN)
d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie

Lexington Hospital Corporation (TN)
d/b/a: Henderson County Community Hospital; Ambulance Service of Lexington

Brownsville Hospital Corporation (TN)
d/b/a: Haywood Park Community Hospital

Dyersburg Hospital Corporation (TN)
d/b/a: Dyersburg Regional Medical Center; Regional Home Care, Dyersburg;
Regional Home Care, Jackson; Regional Home Care, Lexington; Regional Home
Care, Martin; Regional Home Care, McKenzie; Regional Home Care, Selmer;
Regional Home Care, Brownsville; Ambulance Service of Dyersburg

Martin Hospital Corporation (TN)
d/b/a: Volunteer Community Hospital

McNairy Hospital Corporation (TN)
d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy

Madison Clinic Corp. (TN)
d/b/a: Jackson Pediatric Center; Jackson Regional Surgery Center; Midsouth
Surgical and Bariatrics; Regional Hospital Occ-Med Clinic; Regional Family Medicine

McKenzie Clinic Corp. (TN)
d/b/a: Family Medicine Clinic; West Carroll Medical Clinic

Lexington Clinic Corp. (TN)
d/b/a: Lexington Family Care Clinic; Lexington Internal Medicine

Brownsville Clinic Corp. (TN)
d/b/a: Brownsville Women’s Center; Brownsville Surgery Clinic

Dyersburg Clinic Corp. (TN)
d/b/a Dyersburg Internal Medicine Clinic; Dyersburg Surgical Associates;
Dyersburg Regional Women’s Center; Ridgely Medical Clinic; Dyersburg
Diabetes Clinic; Dyersburg Urology Clinic; Lauderdale Medical Clinic

Martin Clinic Corp. (TN)
d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic;
Martin Specialty Clinics; Union City Specialty Clinic; Sharon Family Practice

Riverside MSO, LLC (TN) [11]

McNairy Clinic Corp. (TN)

Ambulance Services of McNairy, Inc. (TN)
d/b/a: McNairy Regional EMS

Ambulance Services of McKenzie, Inc. (TN)
d/b/a: McKenzie Regional EMS

Ambulance Services of Lexington, Inc. (TN)
d/b/a: Henderson County EMS

Ambulance Services of Dyersburg, Inc. (TN)
d/b/a: Dyersburg Regional EMS

Shelbyville Hospital Corporation (TN)
d/b/a: Bedford County Medical Center; Bedford County Medical Center
Home Health; Wartrace Family Practice Clinic

Shelbyville Clinic Corp. (TN)
d/b/a: Surgical Specialty Services
Highland Health Systems, Inc. (TX)

Lubbock, Texas – Highland Medical Center, L.P. (TX) – 99.9%
(Community LP Corp. – .10%)
d/b/a Highland Medical Center

HMC Medical Group (TX CNHO)
Highland Health Care Clinic, Inc. (TX)

Big Spring Hospital Corporation (TX)
d/b/a: Scenic Mountain Medical Center; Scenic Mountain Home Health; Scenic
Mountain Medical Center Skilled Nursing Facility; Scenic Mountain Medical
Center Psychiatric Unit

Scenic Managed Services, Inc. (TX)
d/b/a: Scenic Mountain MSO

SMMC Medical Group (TX CNHO)

Granbury Hospital Corporation (TX)
d/b/a: Lake Granbury Medical Center; Lake Granbury Medical Center Home Health
Hood Medical Group, Inc. (TX CNHO)
d/b/a: Brazos Medical and Surgical Clinic
Granbury Texas Hospital Investment Corporation (DE)
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX)
d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center
Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic;
Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX)
d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX)
d/b/a South Texas Regional Medical Center

Tooele Hospital Corporation (UT)
d/b/a: Mountain West Medical Center; Mountain West Home Health Agency;
Mountain West Ambulance Service; Mountain West Medical Center Physical
Therapy and Wellness Center; Mountain West Private Care Agency
Tooele Clinic Corp. (UT)
d/b/a: Mountain West Surgical Service Associates; Mountain West Internal
Medicine and Women’s Health; Mountain West OB/GYN Clinic; Oquirrh
Surgical Services; Deseret Peak Women’s Center
Russell County Medical Center, Inc. (VA)
d/b/a: Riverside Community Medical Center; Hansonville Medical Clinic
Russell County Clinic Corp. (VA)
d/b/a: Community Medical Care; Appalachian Urology Center;
Generations Healthcare for Women; Lebanon Orthopedics; Lebanon
Pediatrics; Appalachian Psychiatric Associates
Emporia Hospital Corporation (VA)
d/b/a: Southern Virginia Regional Medical Center; South Central Virginia Pain
Center; Southern Virginia Regional Medical Center Home Health Agency
Emporia Clinic Corp. (VA)
d/b/a: Gasburg Family Health Care; Primary Care of Brunswick County; South
Central Virginia Pain Management; Emporia Surgical Clinic; Southern Virginia
Medical Group; Southern Virginia Surgical Associates; Southern Virginia ENT
and Cosmetics; Southern Virginia Internal Medicine & Nephrology; Southern
Virginia Cardiology Center

Franklin Hospital Corporation (VA)
d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial
Hospice; Southampton Memorial Home Health Agency; Southampton Memorial
Hospital SNF; Southampton Memorial Hospital East Pavilion Nursing Facility;
Southampton Primary Care; Southampton Surgical Group; Boykins Family Practice
Franklin Clinic Corp. (VA)
d/b/a Southampton Medical Group; Courtland Medical Center; Holland Family
Practice; Southeastern Virginia Orthopaedic and Sports Medicine Center
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)

Oak Hill Hospital Corporation (WV)
d/b/a Plateau Medical Center

Oak Hill Clinic Corp. (WV)
d/b/a Plateau Surgical Associates; Plateau Cardio-Pulmonary Associates

Evanston Clinic Corp. (WY)
d/b/a Wyoming Internal Medicine; Alpine Urology
Evanston Hospital Corporation (WY)
d/b/a: Evanston Regional Hospital; Evanston Regional Hospital Home Care;
Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice;
Evanston Regional Hospice; Bridger Valley Physical Therapy

Hallmark Healthcare Corporation (DE)

National Healthcare of Mt. Vernon, Inc. (DE)
d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center

Crossroads Community Hospital Malpractice Assistance Fund, Inc. (IL non-profit)

Hallmark Holdings Corp. (NY)
INACTCO, Inc. (DE)
National Healthcare of Hartselle, Inc. (DE)
d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE)
d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL) [9]
National Healthcare of Cullman, Inc. (DE)
d/b/a: Woodland Medical Center

Cullman Surgery Venture Corp. (DE) [26]
Healthsouth/Woodlands Surgery Center of Cullman, LLC (AL)
Cullman County Medical Clinic, Inc. (AL)
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Newport, Inc. (DE)
d/b/a: Harris Hospital; Harris Hospital Home Health Agency;
Nightingale Home Health Agency; Harris Anesthesia Associates
Harris Managed Services, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
Health Care of Forsyth County, Inc. (GA)
Crossroads Physician Corp. (IL)
d/b/a: Crossroads Internal Medicine; Crossroads Urology;
Crossroads Surgical Associates; Crossroads Family
Associates; Crossroads Family Medicine of Nashville;
Crossroads Family Medicine of Mt. Vernon; Crossroads
Family Medicine of Salem; Crossroads Family Medicine of
Wayne City; Crossroads Family Medicine of Benton;
Crossroads Family Medicine of Okawville
National Healthcare of Leesville, Inc. (DE)
d/b/a: Byrd Regional Hospital
Leesville Diagnostic Center, L.P. (DE) [16]
Byrd Medical Clinic, Inc. (LA)
d/b/a: Byrd Regional Health Centers
Cleveland Hospital Corporation (TN)
National Healthcare of Cleveland, Inc. (DE)
d/b/a: Cleveland Community Hospital
Peerless Healthcare, LLC (TN) [24]
Family Home Care, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Medical Clinic, Inc. (TN)
d/b/a: Physicians Plus; Westside Family Physicians;
Cleveland Medical Group; Westside Internal Medicine;
Westside Neurology Services; HealthWorks

Ocoee Hospital Corporation (TN)
d/b/a: Bradley Memorial Hospital; Bradley Memorial
Hospital Home Health; Bradley Memorial Hospital Hospice;
Bradley County Hospitalists
NHCI of Hillsboro, Inc. (TX)
d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Clinic Corp. (TX)
Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.
1	Bullhead City Imaging Corporation owns 51%
2	CHS Holdings Corp. owns 94.23%
3	North Okaloosa Surgery Venture Corp. holds a 69% General Partner interest
4	Granite City Illinois Hospital Company, LLC owns 70.15%
5	Kirksville Hospital Corporation holds 82.49%
6	Kirksville Missouri Hospital Company, LLC holds 60%
7	Salem Hospital Corporation holds 80%
8	CHS Holdings Corp. owns 99.15%
9	Hallmark Holdings Corp. owns 80.81%
10	Lancaster Hospital Corporation owns 51%
11	Martin Clinic Corp. owns 26.93%
12	In-Home Medical Equipment Supplies and Services, Inc. owns 40%
13	In-Home Medical Equipment Supplies and Services, Inc. owns 50%
14	Galesburg Hospital Corporation owns 50%
15	Bullhead City Imaging Corporation owns 51%
16	National Healthcare of Leesville, Inc. holds a 51% General Partner interest
17	Coatesville Hospital Corporation owns 65%
18	CHHS Holdings, LLC owns 85%
19	CHS Holdings Corp. owns 98.04%
20	Petersburg Hospital Company, LLC holds 51%
21	Crestview Hospital Corporation holds 66.402%
22	Coatesville Hospital Corporation holds 50%
23	Diagnostic Imaging of Brandywine Valley, LLC holds a 1% General Partner Interest and Coatesville Hospital Corporation holds a 49.5% Limited Partner Interest
24	Cleveland Hospital Corporation will ultimately hold 33%
25	CHS/Community Health Systems, Inc. holds a 6.77% Limited Partner Interest
26	Cullman Surgery Venture Corp. holds 25%